Exhibit 10.5
Amendment No. 1 to
FirstEnergy Corp. 2007 Incentive Plan
(Effective May 15, 2007)
WHEREAS, FirstEnergy Corp. (the “Company”), established the FirstEnergy Corp. Executive and Director Incentive Compensation Plan; and
WHEREAS, the Plan was restated and renamed as the FirstEnergy Corp. 2007 Incentive Plan effective May 15, 2007 (the “Plan”); and
WHEREAS, Section 18.1 provides that the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) may amend or modify the Plan at any time and from time to time; and
WHEREAS, the Compensation Committee now desires to amend the Plan, effective January 1, 2011, to change the definition of “Change in Control” and related terms for Awards granted under the Plan on or after January 1, 2011;
NOW, THEREFORE, in accordance with Section 18.1 of the Plan, the Plan is amended, effective as of January 1, 2011, as follows:
1. Section 2.8 is hereby amended by the deletion of said Section 2.8 in its entirety and the substitution in lieu thereof of a new Section 2.8 to read as follows:
“2.8 ‘Change in Control’ means:
(x) for Awards granted under the Plan before January 1, 2011:
(a) An acquisition by any Person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto (the ‘Exchange Act’) and as used in Sections 13(d) and 14(d) thereof, including a ‘group’ as defined in Section 13(d) thereof) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after which such Person has beneficial ownership of fifty percent

(50%) (twenty-five percent (25%) if such Person proposes any individual for election to the Board or any member of the Board is the representative of such Person) or more of either: (i) the then-outstanding shares of common stock of the Company (the ‘Outstanding Company Common Stock’), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors (the ‘Outstanding Company Voting Securities’); provided, however, that the following acquisitions shall not constitute a Change in Control:
i.	Any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege);

ii.	Any acquisition by the Company;
iii.	Any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or
iv.
Any acquisition by any corporation pursuant to a reorganization, merger, or consolidation (collectively a ‘Reorganization’ for purposes of this Subsection 2.8(x) if, following such Reorganization, the conditions described in (c)(i), (c)(ii), and (c)(iii) of this Section 2.8(x) are satisfied;

(b) Individuals who, as of the Effective Date, constitute the Board (the ‘Incumbent Board’) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, is approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of solicitations subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or any successor rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a Reorganization, or sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transaction, in each case, unless, following such Reorganization, or sale or other disposition of assets:
i.
More than seventy-five percent (75%) of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Reorganization or acquisition of such assets and the combined voting power of the then-outstanding voting securities of such resulting or acquiring corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Reorganization, or sale or other disposition of assets in substantially the same proportions as their ownership, immediately prior to such Reorganization, or sale or other disposition of assets, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

ii.
No Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Reorganization, or sale or other disposition of assets, and any Person beneficially owning, immediately prior to such Reorganization, or sale or other disposition of assets, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Reorganization or acquiring such assets, or the combined voting power of the then-outstanding voting securities of such resulting or acquiring corporation that are entitled to vote generally in the election of directors; and

iii.
At least a majority of the members of the board of directors of the corporation resulting from such Reorganization or acquisition of such assets were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Reorganization, or sale or other disposition of assets; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company;

However, in no event will a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed ‘part of a purchasing group’ for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (excluding passive ownership of less than five percent (5%) of the voting securities of the purchasing company or ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board of Directors); and
In addition, a Change in Control may occur only with respect to the Company. A change in ownership of common stock of an affiliate or subsidiary, change in membership of a board of directors of an affiliate or subsidiary, the sale of assets of an affiliate or subsidiary, or any other event described in this subsection that occurs only with respect to an affiliate or subsidiary does not constitute a Change in Control; and
(y) for Awards granted under the Plan on or after January 1, 2011:
(a) An acquisition by any Person, directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after which such Person has beneficial ownership of twenty-five percent (25%) or more of either: (i) the Outstanding Company Common Stock, or (ii) the Outstanding Company Voting Securities; provided, however, that the following acquisitions of beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities shall not constitute a Change in Control:
i.
Any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege, unless the security being so converted was itself acquired directly from the Company);

ii.	Any acquisition by the Company;
iii.	Any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or
iv.
Any acquisition pursuant to a reorganization, merger, or consolidation involving the Company or any direct or indirect wholly-owned subsidiary of the Company, whether or not the Company is the surviving corporation in such transaction (any of the foregoing, a ‘Reorganization’ for purposes of this Section 2.8(y)), if, following such Reorganization, the conditions described in paragraph (y)(c) below are satisfied;

(b) Individuals who, as of January 1, 2011, constitute the Board (the ‘Incumbent Board’) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to January 1, 2011 whose election, or nomination for election by the Company’s shareholders, is approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of solicitations subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or any successor rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(c) Consummation of a (A) Reorganization or (B) sale or disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets by the Company (a ‘Major Asset Disposition’), unless in each case following such Reorganization or Major Asset Disposition (either, a ‘Major Corporate Event’) each of the following conditions is met:
i.
The Outstanding Company Voting Securities immediately prior to such Major Corporate Event represent (either by remaining outstanding or by converting into or being exchanged for voting securities of the surviving corporation) at least sixty percent (60%) of the combined voting power of the surviving corporation (including a corporation which, as a result of such Major Corporate Event, owns the Company or all or substantially all of the assets of the Company) outstanding immediately after such Major Corporate Event;

ii.
No Person (excluding the Company, any employee benefit plan (or related trust) of the Company or the resulting or acquiring corporation resulting from such Major Corporate Event, and any Person beneficially owning, immediately prior to such Major Corporate Event, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, immediately after consummation of such Major Corporate Event, twenty-five percent (25%) or more of, respectively, the then-outstanding shares of common stock of the resulting or acquiring corporation in such Major Corporate Event, or the combined voting power of the then-outstanding voting securities of such resulting or acquiring corporation that are entitled to vote generally in the election of directors; and

iii.
At least a majority of the members of the board of directors of the corporation resulting from such Major Corporate Event were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Major Corporate Event; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company;
However, in no event will a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed ‘part of a purchasing group’ for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (excluding passive ownership of less than five percent (5%) of the voting securities of the purchasing company or ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board of Directors).”
IN WITNESS WHEREOF, pursuant to the delegation of authority made to an authorized officer of FirstEnergy Corp. on February 25, 2011, by the Board of Directors of FirstEnergy Corp., to approve the changes to the FirstEnergy Corp. 2007 Incentive Plan which are reflected in Amendment No. 1 to FirstEnergy Corp. 2007 Incentive Plan, this Amendment No. 1 is hereby executed this 28th day of April, 2011, effective as of the date set forth above.

FIRSTENERGY CORP.
By:	/s/ Anthony J. Alexander
Anthony J. Alexander,
President and Chief Executive Officer of FirstEnergy Corp.